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                                                                   EXHIBIT  23.1




                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 22, 1996, in the Registration Statement (Form S-4) and related Prospectus of Wavetek Corporation and Wavetek U.S. Inc.



                                                        ERNST & YOUNG LLP


San Diego, California
July 23, 1997